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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated February 28, 1996 included in Zynaxis Inc.'s Form 10-K/A-1 for the year ended December 31, 1995 and to all references to our Firm included in this Form S-4 Registration Statement.



/s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 30, 1996